UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02781

Templeton Funds

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _8/31__

Date of reporting period:  2/28/15_

Item 1. Reports to Stockholders.

Semiannual Report and Shareholder Letter

February 28, 2015

Templeton World Fund

A series of Templeton Funds

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Semiannual Report
Templeton World Fund	3
Performance Summary	8
Your Fund’s Expenses	11
Financial Highlights and
Statement of Investments	13
Financial Statements	22
Notes to Financial Statements	26
Shareholder Information	33

Semiannual Report

Templeton World Fund

This semiannual report for Templeton World Fund covers the period ended February 28, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in equity securities of companies located anywhere in the world, including developing markets. Under normal circumstances, the Fund will invest in issuers located in at least three different countries (including the U.S.).

Performance Overview

The Fund’s Class A shares had a -4.20% cumulative total return for the six months under review. In comparison, the MSCI World Index, which measures stock market performance in global developed markets, posted a +2.37% total return.1 The Fund’s long-term relative results are shown in the Performance Summary beginning on page 8. For the 10-year period ended February 28, 2015, the Fund’s Class A shares delivered a cumulative total return of +80.32%, compared with the MSCI World Index’s +95.49% cumulative total return for the same period.1 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

The global economy overall expanded moderately during the six months under review even though economic activity in some countries slowed. As measured by the MSCI World Index, stocks in global developed markets, led by the U.S., rose slightly during the six-month period amid a generally accommodative monetary policy environment, improving U.S. economic data and signs of improvement in Europe and Japan. During the period, oil prices plummeted mainly because of strong supply, and gold prices declined due to benign global inflation and a strong U.S. dollar.

U.S. economic growth trends were generally encouraging during the period, although economic expansion moderated in 2014’s fourth quarter. The U.S. Federal Reserve Board (Fed) ended its bond buying program in October 2014, based on its view that underlying economic strength could support ongoing progress in labor market conditions. The Fed stated that it could be patient with regard to raising interest rates and that it would consider inflationary pressures, labor market conditions, and financial and international developments in determining its next course of action. In February, Fed Chair Janet Yellen asserted that any change to the Fed’s future policy guidance would not necessarily mean an immediate rate hike, but the Fed would have the flexibility to decide on rates on a meeting-by-meeting basis.

1. Source: Morningstar. As of 2/28/15, the Fund’s Class A 10-year average annual total return not including the maximum sales charge was +6.07%, compared with the MSCI
World Index’s 10-year average annual total return of +6.93%.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 17.

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TEMPLETON WORLD FUND

Outside the U.S., the U.K. economy grew relatively well, supported by the services and manufacturing sectors. In the eurozone, the economy showed signs of improvement as the gross domestic product growth rate picked up in the third and fourth quarters of 2014, led by Germany, the region’s largest economy. In addition to maintaining a low benchmark interest rate and a negative bank deposit rate, the European Central Bank (ECB) implemented a major asset purchase program to boost inflation and stimulate the economy. Although the region benefited from lower oil prices, a weaker euro that supported exports and the ECB’s accommodative policy, it continued to face headwinds such as deflationary pressures and the crisis in Ukraine. Japan slid into recession in the third quarter, prompting the Bank of Japan to broaden its stimulus measures amid weak domestic demand and lower inflation resulting from falling crude oil prices. In December, Japan’s ruling coalition was reelected and announced a new stimulus package to revive economic growth. The country exited recession in the fourth quarter, supported largely by exports, while growth in domestic consumption and capital spending remained relatively soft.

In several emerging markets, economic growth generally moderated. Although Brazil exited recession as government spending drove third-quarter economic growth, it continued to face headwinds such as lower commodity prices and a severe drought. Emerging market equities, as measured by the MSCI Emerging Markets Index, fell during the six-month period, pressured by concerns about global economic growth, the future course of U.S. monetary policy and Greece’s debt negotiations. Also weighing on investor sentiment was a sharp decline in crude oil prices, which pressured several oil-producing countries’ financial positions and currencies. However, China’s fiscal and monetary stimulus measures, the ECB’s monetary easing and the Fed’s accommodative policy provided investors with some optimism. Central bank actions varied across emerging markets. Some central banks raised interest rates in response to rising inflation and weakening currencies, while others lowered interest rates to promote economic growth. The People’s Bank of China cut its benchmark interest rate during the period to augment growth and curb deflationary risks. The Reserve Bank of India announced a surprise rate cut given signs of cooling inflation resulting largely from lower oil prices.

Investment Strategy

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. As we look worldwide, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy. Before we make a purchase, we look at the company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

Manager’s Discussion

The six months under review presented challenges and opportunities for the Fund. Among the challenges was the continued outperformance of growth stocks over value stocks. This trend, which has persisted throughout much of the post-financial crisis recovery, deepened during the reporting period as investors seemed to reward revenue growth at a time when record corporate earnings in the U.S. appeared to be coming under pressure. Despite generally softer earnings, U.S. equities, in which the Fund was underweighted, outperformed stocks in Europe and Asia, where the Fund was overweighted relative to the benchmark MSCI World Index. Such allocations also created currency headwinds for U.S. dollar-denominated investors given the effects of a strong U.S. dollar and weak euro and yen. Finally, our overweighted position in the energy sector fared poorly as oil prices halved.2

To create some context for these difficulties, it is worth remembering that we have been living through a period of market extremes. Since the depths of the financial crisis, global central banks have cut rates hundreds of times. Many global government bonds outstanding yielded less than 1%, with some offering negative yields. Zero-interest-rate policies supported a majority of the world’s equity market capitalization. This raised the question: Is risk being efficiently priced when creditors are paying debtors to borrow their money? Turning to equity markets, most Wall Street strategists expected the Standard & Poor’s® 500 Index, which hit an all-time nominal high in the last week of 2014, to rise again in 2015. If they are proven right, this consensus outcome would mark the first time U.S. stocks have risen for seven consecutive calendar years.

In our opinion, the conditions that led to these extremes made it difficult for value-oriented, active equity managers like us. Value as a style has been out of favor, and the benefits of active management — historically, stock selection and risk control —have had little effect in a market that has swung between “risk on” and “risk off,” with seemingly little care paid to individual companies’ underlying fundamentals. Although the Fund’s investors have enjoyed solid absolute gains since the depths of the global financial crisis, returns have been relatively muted compared with those of the benchmark.

2. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.
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TEMPLETON WORLD FUND

Top 10 Sectors/Industries
Based on Equity Securities
2/28/15
% of Total
Net Assets
Banks	16.4%
Pharmaceuticals	10.9%
Oil, Gas & Consumable Fuels	8.3%
Insurance	6.1%
Technology Hardware, Storage & Peripherals	4.8%
Automobiles	4.2%
Media	3.9%
Diversified Telecommunication Services	3.7%
Capital Markets	3.5%
Energy Equipment & Services	3.3%

Sir John Templeton once observed, “The four most dangerous words in investing are: ‘This time it’s different.’” Although this cycle had its distinct challenges, we would like to remind our shareholders that over time, prices of publicly traded securities have generally converged with the value of their underlying businesses. We remain convinced that the Fund is positioned to maximize long-term total returns. The following discussion provides a more granular view of some of the challenges and, more importantly, the opportunities that have been facing value investors.

One of the Fund’s biggest detractors on an absolute basis and relative to the benchmark MSCI World Index during the review period was the energy sector. This sector was subjected to broadly based fears surrounding oversupply, deflationary pressures and global growth headwinds. However, instead of attempting to time the near-term direction and magnitude of complex global oil markets, we focused on the things we could analyze with a degree of confidence, namely, the long-term fundamental prospects of individual energy companies. In our analysis, select balance sheets were healthy, helping mitigate risk of a potentially protracted period of low oil prices. We were also encouraged by the material capital expenditure reductions under way in an industry that we believed has been consuming vast amounts of low-cost capital with little to show for it. Against this backdrop of improving capital allocation and relative financial stability, during the reporting period, global energy stocks traded at or near record-low multiples on most valuation metrics that historically mattered. Following a period of sustained pressure on energy sector fundamentals and, most recently, a major oil price correction, such historically low valuations suggested to us that a reversal might be on the horizon.

Among specific energy sector holdings, Brazilian oil major Petroleo Brasileiro3 (Petrobras) disappointed. Shares declined in value as the firm failed to report audited financials amid ongoing concerns about potential penalties, writedowns and ratings changes associated with a corruption investigation. The reelection of the incumbent Brazilian president — who was the chairwoman of Petrobras during the time of the alleged infractions — also weighed heavily on shares at the beginning of the period. Although additional risks remained given ongoing uncertainty, Petrobras appeared to us to be among the world’s cheapest major oil producers, with an attractive production portfolio and better-than-expected earnings from its refinery business as weak oil prices resulted in lower import duties. The company recently announced asset divestitures to help cut debt. However, we believed Petrobas remained a higher risk investment, and we will continue to monitor the situation closely. Oil services firms such as U.K.-based Noble also came under pressure as crude oil prices slumped. Noble, which had not traded below its tangible book value in 20 years, fell to an unprecedented discount to tangible book value during the period. Although this valuation implied distress, the company featured an improved rig fleet, a healthy order backlog and growing cash flows that were being used to support an attractive dividend yield and share buyback.

Stock selection and an overweighted allocation in the financials sector also detracted from relative performance, pressured by South Korean lender Hana Financial Group,3 which declined along with the rest of its regional banking peers after the Bank of Korea unexpectedly cut interest rates to 2%.4 Hana remained the cheapest major South Korean bank, and based on our analysis, stood to benefit over our long-term horizon from higher interest rates, more favorable regulations and the potential synergies stemming from the firm’s recent merger with Korea Exchange Bank. European banks also lagged, led by French lender BNP Paribas, which declined after a large fine by U.S. authorities impaired the firm’s excess capital position. This blow to confidence could diminish over time as investors refo-cus on the positive fundamental developments under way at the operating level. BNP began to show its operational diversity as its core domestic market (France, Belgium and Italy) retail banking business stabilized and retail businesses in Poland and Turkey returned to growth. Asset management, corporate banking and investment banking, which represented around half of overall revenues, also delivered solid results as the firm benefited from growth in its Asian business. Management seemed to us to be implementing a sensible strategic plan with an improved cost focus and some promising growth initiatives.

3. Not part of the index.

4. The financials sector comprises banks, capital markets, diversified financial services and insurance in the SOI.

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Top 10 Holdings
2/28/15
Company	% of Total
Sector/Industry, Country	Net Assets
Samsung Electronics Co. Ltd.	3.2%
Technology Hardware, Storage & Peripherals, South Korea
Amgen Inc.	2.5%
Biotechnology, U.S.
Citigroup Inc.	2.4%
Banks, U.S.
Microsoft Corp.	2.4%
Software, U.S.
Medtronic PLC	2.2%
Health Care Equipment & Supplies, U.S.
Roche Holding AG	2.1%
Pharmaceuticals, Switzerland
Nissan Motor Co. Ltd.	2.1%
Automobiles, Japan
BNP Paribas SA	2.0%
Banks, France
JPMorgan Chase & Co.	1.9%
Banks, U.S.
Sanofi	1.9%
Pharmaceuticals, France

Overall, we were still selectively finding opportunities we considered attractive in the financials sector as low-valued firms continued to recapitalize and restructure to improve returns and enhance focus on core operations.

Stock selection in the information technology (IT) and consumer discretionary sectors also detracted from performance relative to the MSCI World Index, pressured by losses among some of the Fund’s smaller weightings.5 In IT, shares of U.S. acoustical specialist Knowles3 declined after a vendor’s microphone component proved defective, leading major customer Apple to exclude the device in the iPhone 6. The manufacturing blunder caused the firm to miss earnings guidance and the stock plunged. However, by period-end, the problem had been resolved and the device qualified for inclusion in Apple products. Although this episode damaged confidence, we believed the market overreacted and continued to discount a total loss of Apple’s business, a low probability event, in our opinion. In the consumer discretionary sector, shares of South Korean auto manufacturer Hyundai Motor declined due to concerns about the strength of the South Korean won and a handful of other one-time issues such as a labor dispute that reduced output, a regulatory penalty related to efficiency claims, and a land acquisition that many viewed as expensive and unnecessary.3 Despite these headwinds, Hyundai provided confident earnings guidance and announced plans for a possible interim dividend in 2015. What we considered to be short-term issues left the stock trading at its lowest levels since the depths of the global financial crisis. However, our analysis suggested that a combination of capacity additions, volume improvements, cost reductions and better profit potential should support strong book value growth and eventual valuation-multiple expansion over our long-term investment horizon.

Among contributors, in industrials, shares of Australian airline Qantas Airways rallied to their highest level in five years as oil prices declined and signs emerged that capacity was becoming more rational in international and domestic markets.3,6 Elsewhere in the sector, International Consolidated Airlines Group,3 the parent company of British Airways, appreciated following strong earnings improvements and the announcement that Qatar Airways had acquired a significant stake in the firm. The Fund’s airline investments were strong performers recently as oil prices fell and managements aggressively restructured and cut costs. Valuations began to improve as consensus forecasts became increasingly bullish, and we continued to monitor these stocks as optimism rose and they approached levels that we considered fair value. Other notable stocks among the Fund’s top contributors included diverse health care firms such as Medtronic (medical devices), Amgen (biotechnology) and Pfizer (pharmaceuticals), as well as Japanese carmakers Nissan Motor and Toyota Motor, which were beneficiaries of the same Japanese yen/South Korean won exchange rate that pressured the aforementioned South Korean competitor Hyundai.

Turning to regions, the Fund’s overweighted European position detracted from absolute and relative performance as Greece’s political drama and Russia’s conflict in Ukraine overshadowed the many positive reforms under way in the eurozone. At period-end, we maintained strong conviction in our European holdings due to the many bargains we uncovered in the region. European stocks looked cheap to us on numerous, meaningful, normalized valuation metrics. European equities also looked attractive to us relative to bonds. Valuation extremes have been occurring as European corporate earnings have finally begun to close their widest gaps on record relative to U.S. profits. In our analysis, the region’s cyclical stocks were particularly attractive.

5. The IT sector comprises communications equipment; electronic equipment, instruments and components; IT services; semiconductors and semiconductor equipment;
software; and technology hardware, storage and peripherals in the SOI. The consumer discretionary sector comprises automobiles; media; specialty retail; and textiles, apparel and luxury goods in the SOI.
6. The industrials sector comprises aerospace and defense, air freight and logistics, airlines, commercial services and supplies, building products, construction and engineering, electrical equipment, industrial conglomerates, machinery, and trading companies and distributors in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON WORLD FUND

Top 10 Countries
Based on Equity Securities
2/28/15
% of Total
Net Assets
U.S.	33.1%
U.K.	15.9%
France	7.1%
South Korea	6.9%
Switzerland	5.4%
Germany	4.5%
Japan	3.7%
Netherlands	3.5%
Italy	2.6%
Singapore	2.4%

Overall, we considered valuation levels deeply depressed for a diverse corporate sector composed of high-quality, globally relevant companies.

Elsewhere, our bottom-up analytical process helped us identify long-term investment opportunities we considered attractive across numerous regions and sectors. American economist and political thinker Herbert Stein once remarked, “If something cannot go on forever, it will stop.” As unsustainable market extremes normalize and price begins to converge with value over time, we remain confident in the Fund’s potential to extend its tradition of solid long-term investment returns.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended February 28, 2015, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment primarily in securities with non-U.S. currency exposure.

Thank you for your continued participation in Templeton World Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON WORLD FUND

Performance Summary as of February 28, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	2/28/15	8/31/14		Change
A (TEMWX)	$17.69	$20.18	-$	2.49
C (TEWTX)	$17.06	$19.44	-$	2.38
R6 (FTWRX)	$17.65	$20.18	-$	2.53
Advisor (TWDAX)	$17.66	$20.18	-$	2.52

Distributions (9/1/14–2/28/15)
	Dividend	Short-Term	Long-Term
Share Class	Income	Capital Gain	Capital Gain	Total
A	$0.5185	$0.1367	$0.9487	$1.6039
C	$0.3761	$0.1367	$0.9487	$1.4615
R6	$0.5860	$0.1367	$0.9487	$1.6714
Advisor	$0.5703	$0.1367	$0.9487	$1.6557

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TEMPLETON WORLD FUND
PERFORMANCE SUMMARY

Performance as of 2/28/15

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;
Class R6/Advisor Class: no sales charges.

							Average Annual
		Cumulative		Average Annual	Value of $10,000		Total Return	Total Annual
Share Class		Total Return[1]		Total Return[2]	Investment[3]		(3/31/15)[4]	Operating Expenses[5]
A								1.05%
6-Month		-4.20%		-9.70%	$9,030
1-Year		-1.16%		-6.83%	$9,317		-8.41%
5-Year	+	64.98%	+	9.24%	$15,554	+	7.75%
10-Year	+	80.32%	+	5.45%	$16,997	+	5.61%
C								1.80%
6-Month		-4.55%		-5.43%	$9,457
1-Year		-1.93%		-2.83%	$9,717		-4.43%
5-Year	+	58.87%	+	9.70%	$15,887	+	8.23%
10-Year	+	67.15%	+	5.27%	$16,715	+	5.43%
R6[6]								0.72%
6-Month		-4.05%		-4.05%	$9,595
1-Year		-0.85%		-0.85%	$9,915		-2.53%
Since Inception (5/1/13)	+	19.16%	+	10.05%	$11,916	+	8.94%
Advisor[7]								0.80%
6-Month		-4.08%		-4.08%	$9,592
1-Year		-0.94%		-0.94%	$9,906		-2.61%
5-Year	+	67.14%	+	10.82%	$16,714	+	9.30%
10-Year	+	84.31%	+	6.31%	$18,431	+	6.47%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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TEMPLETON WORLD FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. In addition, smaller company stocks have historically experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Class R6 has a fee waiver contractually guaranteed through at least the Fund’s current fiscal year-end. Investment results reflect the fee waiver, to the extent applicable;
without this reduction, the results would have been lower.
7. Effective 5/15/06, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/06, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/06, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/06 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were
+55.17% and +5.12%.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/14	Value 2/28/15	Period* 9/1/14–2/28/15
A
Actual	$1,000	$958.00	$5.10
Hypothetical (5% return before expenses)	$1,000	$1,019.59	$5.26
C
Actual	$1,000	$954.50	$8.72
Hypothetical (5% return before expenses)	$1,000	$1,015.87	$9.00
R6
Actual	$1,000	$959.50	$3.45
Hypothetical (5% return before expenses)	$1,000	$1,021.27	$3.56
Advisor
Actual	$1,000	$959.20	$3.89
Hypothetical (5% return before expenses)	$1,000	$1,020.83	$4.01

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.05%; C: 1.80%; R6: 0.71%; and
Advisor: 0.80%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

12 | Semiannual Report

franklintempleton.com

				TEMPLETON WORLD FUND

Financial Highlights
	Six Months Ended
	February 28, 2015		Year Ended August 31,
	(unaudited)	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$20.18	$18.02	$15.06	$14.21	$12.74	$12.80
Income from investment operations[a]:
Net investment income[b]	0.08	0.43 [c]	0.25	0.29	0.24	0.21
Net realized and unrealized gains (losses)	(0.96)	2.75	3.38	0.84	1.47	(0.01)
Total from investment operations	(0.88)	3.18	3.63	1.13	1.71	0.20
Less distributions from:
Net investment income	(0.52)	(0.19)	(0.42)	(0.28)	(0.24)	(0.26)
Net realized gains	(1.09)	(0.83)	(0.25)	—	—	—
Total distributions	(1.61)	(1.02)	(0.67)	(0.28)	(0.24)	(0.26)
Net asset value, end of period	$17.69	$20.18	$18.02	$15.06	$14.21	$12.74

Total return[d]	(4.20)%	17.96%	24.71%	8.18%	13.45%	1.32%

Ratios to average net assets[e]
Expenses	1.05%	1.05%	1.05%[f]	1.09%	1.07%[f]	1.09%[f]
Net investment income	0.84%	2.20%[c]	1.49%	1.99%	1.62%	1.54%

Supplemental data
Net assets, end of period (000’s)	$5,370,127	$5,917,398	$5,278,292	$4,857,469	$5,067,228	$5,029,053
Portfolio turnover rate	7.79%	18.56%	17.57%	18.77%	16.11%	16.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.18 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.30%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
f Benefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 13

TEMPLETON WORLD FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	February 28, 2015		Year Ended August 31,
	(unaudited)	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$19.44	$17.40	$14.53	$13.69	$12.28	$12.39
Income from investment operations[a]:
Net investment income[b]	0.01	0.27 [c]	0.12	0.17	0.13	0.10
Net realized and unrealized gains (losses)	(0.92)	2.66	3.26	0.83	1.41	(0.01)
Total from investment operations	(0.91)	2.93	3.38	1.00	1.54	0.09
Less distributions from:
Net investment income	(0.38)	(0.06)	(0.26)	(0.16)	(0.13)	(0.20)
Net realized gains	(1.09)	(0.83)	(0.25)	—	—	—
Total distributions	(1.47)	(0.89)	(0.51)	(0.16)	(0.13)	(0.20)
Net asset value, end of period	$17.06	$19.44	$17.40	$14.53	$13.69	$12.28

Total return[d]	(4.55)%	17.08%	23.76%	7.41%	12.50%	0.60%

Ratios to average net assets[e]
Expenses	1.80%	1.80%	1.81%[f]	1.84%	1.82%[f]	1.84%[f]
Net investment income	0.09%	1.45%[c]	0.73%	1.24%	0.87%	0.79%

Supplemental data
Net assets, end of period (000’s)	$216,743	$241,635	$210,256	$186,483	$201,956	$208,330
Portfolio turnover rate	7.79%	18.56%	17.57%	18.77%	16.11%	16.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.18 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.55%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
f Benefit of expense reduction rounds to less than 0.01%.

14 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON WORLD FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	February 28, 2015	Year Ended August 31,
	(unaudited)	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$20.18	$18.02	$17.17
Income from investment operations[b]:
Net investment income[c]	0.11	0.57 [d]	0.12
Net realized and unrealized gains (losses)	(0.96)	2.67	0.73
Total from investment operations	(0.85)	3.24	0.85
Less distributions from:
Net investment income	(0.59)	(0.25)	—
Net realized gains	(1.09)	(0.83)	—
Total distributions	(1.68)	(1.08)	—
Net asset value, end of period	$17.65	$20.18	$18.02

Total return[e]	(4.05)%	18.40%	4.95%

Ratios to average net assets[f]
Expenses	0.71%	0.72%	0.72%[g]
Net investment income	1.18%	2.53%[d]	1.82%

Supplemental data
Net assets, end of period (000’s)	$52,269	$55,175	$24,306
Portfolio turnover rate	7.79%	18.56%	17.57%

aFor the period May 1, 2013 (effective date) to August 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.18 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.63%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 15

TEMPLETON WORLD FUND
FINANCIAL STATEMENTS

	Six Months Ended
	February 28, 2015		Year Ended August 31,
	(unaudited)	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$20.18	$18.01	$15.07	$14.22	$12.75	$12.80
Income from investment operations[a]:
Net investment income[b]	0.10	0.48 [c]	0.30	0.33	0.29	0.24
Net realized and unrealized gains (losses)	(0.96)	2.75	3.36	0.84	1.46	(0.02)
Total from investment operations	(0.86)	3.23	3.66	1.17	1.75	0.22
Less distributions from:
Net investment income	(0.57)	(0.23)	(0.47)	(0.32)	(0.28)	(0.27)
Net realized gains	(1.09)	(0.83)	(0.25)	—	—	—
Total distributions	(1.66)	(1.06)	(0.72)	(0.32)	(0.28)	(0.27)
Net asset value, end of period	$17.66	$20.18	$18.01	$15.07	$14.22	$12.75

Total return[d]	(4.08)%	18.29%	24.97%	8.51%	13.63%	1.61%

Ratios to average net assets[e]
Expenses	0.80%	0.80%	0.81%[f]	0.84%	0.82%[f]	0.84%[f]
Net investment income	1.09%	2.45%[c]	1.73%	2.24%	1.87%	1.79%

Supplemental data
Net assets, end of period (000’s)	$236,467	$273,478	$216,767	$232,104	$191,488	$170,328
Portfolio turnover rate	7.79%	18.56%	17.57%	18.77%	16.11%	16.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.18 per share received in the form of a special dividend paid in connection with certain Fund's holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.55%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
f Benefit of expense reduction rounds to less than 0.01%.

16 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON WORLD FUND

Statement of Investments, February 28, 2015 (unaudited)
	Industry	Shares	Value
Common Stocks 98.9%
Australia 0.7%
[a] Qantas Airways Ltd.	Airlines	17,759,285	$40,109,968
Austria 0.3%
UNIQA Insurance Group AG	Insurance	309,458	2,710,499
[b] UNIQA Insurance Group AG, 144A	Insurance	1,891,099	16,563,869
			19,274,368
Belgium 0.1%
UCB SA	Pharmaceuticals	113,270	8,664,851
Canada 1.8%
Suncor Energy Inc.	Oil, Gas & Consumable Fuels	1,494,077	44,868,936
Talisman Energy Inc.	Oil, Gas & Consumable Fuels	7,330,796	57,076,615
Trican Well Service Ltd.	Energy Equipment & Services	869,300	3,046,758
			104,992,309
China 1.4%
Digital China Holdings Ltd.	Electronic Equipment, Instruments
	& Components	25,078,000	24,412,398
Dongfang Electric Corp. Ltd., H	Electrical Equipment	5,317,519	10,750,427
Kunlun Energy Co. Ltd.	Oil, Gas & Consumable Fuels	34,333,100	33,864,530
Weichai Power Co. Ltd., H	Machinery	3,292,000	13,433,963
			82,461,318
France 7.1%
AXA SA	Insurance	2,231,490	56,667,900
BNP Paribas SA	Banks	2,071,960	120,793,455
Compagnie de Saint-Gobain	Building Products	128,250	5,775,227
Sanofi	Pharmaceuticals	1,126,230	110,543,794
Technip SA	Energy Equipment & Services	445,020	28,997,423
Total SA, B	Oil, Gas & Consumable Fuels	1,704,440	92,013,527
			414,791,326
Germany 4.5%
[a] Commerzbank AG	Banks	503,100	6,787,803
Deutsche Boerse AG	Diversified Financial Services	461,140	37,624,263
Deutsche Lufthansa AG	Airlines	2,848,780	41,767,443
Merck KGaA	Pharmaceuticals	577,200	59,561,403
Metro AG	Food & Staples Retailing	981,551	32,863,178
Osram Licht AG	Electrical Equipment	2	92
SAP SE	Software	327,904	23,061,660
Siemens AG	Industrial Conglomerates	546,680	61,074,290
			262,740,132
Hong Kong 1.1%
[a] GCL-Poly Energy Holdings Ltd.	Semiconductors & Semiconductor Equipment	115,922,000	27,949,759
Hutchison Whampoa Ltd.	Industrial Conglomerates	1,128,583	15,424,460
Noble Group Ltd.	Trading Companies & Distributors	27,262,900	19,505,652
			62,879,871
India 0.3%
Reliance Industries Ltd.	Oil, Gas & Consumable Fuels	1,171,931	16,261,165

franklintempleton.com

Semiannual Report | 17

TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares	Value
Common Stocks (continued)
Ireland 1.4%
CRH PLC	Construction Materials	2,974,644	$84,279,240
[b] CRH PLC, 144A	Construction Materials	20,100	569,484
			84,848,724
Israel 1.5%
Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	1,604,836	91,507,749
Italy 2.6%
Eni SpA	Oil, Gas & Consumable Fuels	3,695,594	68,990,291
[a] Saipem SpA	Energy Equipment & Services	518,093	5,325,919
UniCredit SpA	Banks	11,423,784	76,009,788
			150,325,998
Japan 3.7%
ITOCHU Corp.	Trading Companies & Distributors	3,108,170	34,818,156
Nissan Motor Co. Ltd.	Automobiles	11,509,200	121,615,355
Toyota Motor Corp.	Automobiles	875,900	59,040,141
			215,473,652
Netherlands 3.5%
Aegon NV	Insurance	3,029,760	23,465,078
Akzo Nobel NV	Chemicals	562,710	41,817,724
[a] ING Groep NV, IDR	Banks	5,660,522	84,607,342
[a,b] NN Group NV, 144A	Insurance	348,800	9,978,035
[a] QIAGEN NV	Life Sciences Tools & Services	1,170,061	29,431,736
[a] SBM Offshore NV	Energy Equipment & Services	1,306,962	15,358,894
			204,658,809
Norway 1.2%
Telenor ASA	Diversified Telecommunication Services	3,470,220	69,678,948
Portugal 0.7%
Galp Energia SGPS SA, B	Oil, Gas & Consumable Fuels	3,335,170	39,212,245
Russia 0.5%
LUKOIL Holdings, ADR
(London Stock Exchange)	Oil, Gas & Consumable Fuels	61,774	2,989,862
Mining and Metallurgical Co. Norilsk Nickel OJSC,
ADR	Metals & Mining	1,384,811	25,037,383
			28,027,245
Singapore 2.4%
DBS Group Holdings Ltd.	Banks	3,301,396	47,410,251
[a] Flextronics International Ltd.	Electronic Equipment, Instruments
	& Components	2,746,455	33,451,822
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	19,659,261	60,878,431
			141,740,504
South Korea 6.9%
Hana Financial Group Inc.	Banks	1,746,727	47,748,620
Hyundai Motor Co.	Automobiles	232,725	33,922,462
KB Financial Group Inc.	Banks	1,876,166	66,451,557
POSCO	Metals & Mining	293,882	71,394,716
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	150,379	185,325,992
			404,843,347

18 | Semiannual Report		franklintempleton.com

TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares	Value
Common Stocks (continued)
Spain 1.2%
Telefonica SA	Diversified Telecommunication Services	4,568,296	$71,042,865
Switzerland 5.4%
ABB Ltd.	Electrical Equipment	1,080,030	23,173,448
Credit Suisse Group AG	Capital Markets	4,014,252	98,008,230
Roche Holding AG	Pharmaceuticals	458,562	124,515,629
Swiss Re AG	Insurance	762,200	70,094,250
			315,791,557
Taiwan 1.2%
Compal Electronics Inc.	Technology Hardware, Storage & Peripherals	11,309,325	8,776,399
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	3,587,112	17,170,039
Tripod Technology Corp.	Electronic Equipment, Instruments
	& Components	20,588,000	45,377,151
			71,323,589
Turkey 0.4%
[a] Turkcell Iletisim Hizmetleri AS	Wireless Telecommunication Services	5,037,010	26,402,265
United Kingdom 15.9%
Aviva PLC	Insurance	9,883,866	82,239,127
BAE Systems PLC	Aerospace & Defense	8,784,320	72,141,083
Barclays PLC	Banks	11,989,363	47,546,997
BP PLC	Oil, Gas & Consumable Fuels	7,400,328	51,184,720
Carillion PLC	Construction & Engineering	7,084,170	39,478,356
GlaxoSmithKline PLC	Pharmaceuticals	4,356,107	103,658,506
HSBC Holdings PLC	Banks	8,684,100	77,390,785
[a] International Consolidated Airlines Group SA	Airlines	6,028,760	53,978,258
Kingfisher PLC	Specialty Retail	16,816,309	94,855,409
[a] Lloyds Banking Group PLC	Banks	37,244,130	45,420,070
Petrofac Ltd.	Energy Equipment & Services	2,175,180	29,532,072
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	1,334,902	45,448,476
Serco Group PLC	Commercial Services & Supplies	4,686,234	16,088,725
Sky PLC	Media	2,502,795	38,500,419
Tesco PLC	Food & Staples Retailing	20,032,672	75,888,561
Vodafone Group PLC	Wireless Telecommunication Services	18,176,089	62,963,110
			936,314,674
United States 33.1%
Accenture PLC, A	IT Services	103,171	9,288,485
American International Group Inc.	Insurance	1,499,395	82,961,525
Amgen Inc.	Biotechnology	915,020	144,316,954
Baker Hughes Inc.	Energy Equipment & Services	572,778	35,804,353
Best Buy Co. Inc.	Specialty Retail	953,870	36,342,447
Chevron Corp.	Oil, Gas & Consumable Fuels	154,346	16,465,631
Cisco Systems Inc.	Communications Equipment	1,385,512	40,886,459
Citigroup Inc.	Banks	2,704,680	141,779,326
Comcast Corp., Special A	Media	1,731,069	102,037,862
CVS Health Corp.	Food & Staples Retailing	791,210	82,182,983
FedEx Corp.	Air Freight & Logistics	42,649	7,548,020
Foot Locker Inc.	Specialty Retail	988,010	55,496,522
General Motors Co.	Automobiles	929,190	34,668,079
[a] Gilead Sciences Inc.	Biotechnology	272,950	28,258,513
Halliburton Co.	Energy Equipment & Services	754,250	32,387,495

franklintempleton.com		Semiannual Report | 19

TEMPLETON WORLD FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares	Value
Common Stocks (continued)
United States (continued)
The Hartford Financial Services Group Inc.	Insurance	323,710	$13,259,162
Hewlett-Packard Co.	Technology Hardware, Storage & Peripherals	2,603,940	90,721,270
JPMorgan Chase & Co.	Banks	1,809,934	110,912,755
KBR Inc.	Construction & Engineering	942,060	15,346,157
[a] Knowles Corp.	Electronic Equipment, Instruments
	& Components	1,061,510	20,327,916
LyondellBasell Industries NV, A	Chemicals	86,180	7,403,724
Medtronic PLC	Health Care Equipment & Supplies	1,628,960	126,391,006
Merck & Co. Inc.	Pharmaceuticals	680,814	39,854,851
[a] Michael Kors Holdings Ltd.	Textiles, Apparel & Luxury Goods	362,760	24,453,652
Microsoft Corp.	Software	3,230,020	141,636,377
Morgan Stanley	Capital Markets	2,974,140	106,444,471
[a] Navistar International Corp.	Machinery	1,144,790	33,324,837
[a] News Corp., A	Media	2,101,623	36,305,537
Noble Corp. PLC	Energy Equipment & Services	2,416,734	40,214,454
Oracle Corp.	Software	205,161	8,990,155
Paragon Offshore PLC	Energy Equipment & Services	572,113	1,178,553
Pfizer Inc.	Pharmaceuticals	3,008,740	103,259,957
PNC Financial Services Group Inc.	Banks	160,070	14,720,037
[a] Sprint Corp.	Wireless Telecommunication Services	244,814	1,253,448
SunTrust Banks Inc.	Banks	1,821,800	74,693,800
Twenty-First Century Fox Inc., A	Media	1,479,852	51,794,820
United Parcel Service Inc., B	Air Freight & Logistics	166,479	16,935,909
Verizon Communications Inc.	Diversified Telecommunication Services	328,562	16,247,391
			1,946,094,893
Total Common Stocks
(Cost $4,563,781,187)			5,809,462,372
Preferred Stocks 0.4%
Brazil 0.4%
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	2,834,838	19,021,763
Vale SA, ADR, pfd., A	Metals & Mining	1,018,732	6,591,196
Total Preferred Stocks
(Cost $51,382,225)			25,612,959
	Principal Amount*
Mortgage-Backed Securities
(Cost $1,543,836) 0.0%†
United States 0.0%†
FHLMC Gold 30 Year, 5.50%, 12/01/35		$1,566,353	1,752,870
Total Investments before Short Term
Investments (Cost $4,616,707,248)			5,836,828,201

20 | Semiannual Report

franklintempleton.com

TEMPLETON WORLD FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

	Principal
	Amount*	Value

Short Term Investments 0.5%
Time Deposits 0.5%
Canada 0.5%
Bank of Montreal, 0.03%, 3/02/15	$18,000,000	$18,000,000
National Bank of Canada, 0.04%, 3/02/15	5,000,000	5,000,000
Royal Bank of Canada, 0.05%, 3/02/15	6,000,000	6,000,000
Total Time Deposits
(Cost $29,000,000)		29,000,000
Total Investments
(Cost $4,645,707,248) 99.8%		5,865,828,201
Other Assets, less Liabilities 0.2%		9,777,771
Net Assets 100.0%		$5,875,605,972

See Abbreviations on page 32.

*The principal amount is stated in U.S. dollars unless otherwise indicated.
†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At
February 28, 2015, the aggregate value of these securities was $27,111,388, representing 0.5% of net assets.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 21

TEMPLETON WORLD FUND

Financial Statements

Statement of Assets and Liabilities
February 28, 2015 (unaudited)

Assets:
Investments in securities:
Cost	$4,645,707,248
Value	$5,865,828,201
Cash	3,459,245
Receivables:
Capital shares sold	2,477,715
Dividends and interest	13,694,722
Other assets	4,590
Total assets	5,885,464,473
Liabilities:
Payables:
Investment securities purchased	33,350
Capital shares redeemed	4,360,054
Management fees	3,074,882
Distribution fees	1,179,786
Transfer agent fees	876,469
Accrued expenses and other liabilities	333,960
Total liabilities	9,858,501
Net assets, at value	$5,875,605,972
Net assets consist of:
Paid-in capital	$4,642,665,550
Undistributed net investment income	3,025,020
Net unrealized appreciation (depreciation)	1,219,865,150
Accumulated net realized gain (loss)	10,050,252
Net assets, at value	$5,875,605,972

22 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON WORLD FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
February 28, 2015 (unaudited)

Class A:
Net assets, at value	$5,370,126,936
Shares outstanding	303,585,771
Net asset value per share[a]	$17.69
Maximum offering price per share (net asset value per share ÷ 94.25%)	$18.77
Class C:
Net assets, at value	$216,743,034
Shares outstanding	12,702,663
Net asset value and maximum offering price per share[a]	$17.06
Class R6:
Net assets, at value	$52,269,113
Shares outstanding	2,961,505
Net asset value and maximum offering price per share	$17.65
Advisor Class:
Net assets, at value	$236,466,889
Shares outstanding	13,391,609
Net asset value and maximum offering price per share	$17.66

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	|	23

TEMPLETON WORLD FUND
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended February 28, 2015 (unaudited)

Investment income:
Dividends (net of foreign taxes of $3,618,892)	$55,825,240
Interest	69,919
Paydown gain	4,764
Income from securities loaned	135,172
Total investment income	56,035,095
Expenses:
Management fees (Note 3a)	20,412,699
Distribution fees: (Note 3c)
Class A	6,790,462
Class C	1,097,233
Transfer agent fees: (Note 3e)
Class A	2,306,703
Class C	93,782
Class R6	279
Advisor Class	106,781
Custodian fees (Note 4)	287,181
Reports to shareholders	142,335
Registration and filing fees	86,733
Professional fees	59,034
Trustees’ fees and expenses	52,477
Other	55,501
Total expenses	31,491,200
Net investment income	24,543,895
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	72,190,682
Foreign currency transactions	(510,148)
Net realized gain (loss)	71,680,534
Net change in unrealized appreciation (depreciation) on:
Investments	(375,744,679)
Translation of other assets and liabilities denominated in foreign currencies	(203,667)
Net change in unrealized appreciation (depreciation)	(375,948,346)
Net realized and unrealized gain (loss)	(304,267,812)
Net increase (decrease) in net assets resulting from operations	$(279,723,917)

24 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	TEMPLETON WORLD FUND
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	February 28, 2015	Year Ended
	(unaudited)	August 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$24,543,895	$138,803,204
Net realized gain (loss) from investments, written options and foreign currency transactions	71,680,534	303,926,646
Net change in unrealized appreciation (depreciation) on investments and translation of other assets
and liabilities denominated in foreign currencies	(375,948,346)	575,658,222
Net increase (decrease) in net assets resulting from operations	(279,723,917)	1,018,388,072
Distributions to shareholders from:
Net investment income:
Class A	(148,256,456)	(53,926,129)
Class C	(4,547,529)	(671,517)
Class R6	(1,601,276)	(321,643)
Advisor Class	(7,395,588)	(2,783,214)
Net realized gains:
Class A	(310,343,592)	(239,843,544)
Class C	(13,123,873)	(9,992,724)
Class R6	(2,965,913)	(1,076,002)
Advisor Class	(14,075,348)	(10,037,283)
Total distributions to shareholders	(502,309,575)	(318,652,056)
Capital share transactions: (Note 2)
Class A	165,706,865	(4,029,796)
Class C	4,086,147	6,267,896
Class R6	3,852,959	26,596,767
Advisor Class	(3,692,035)	29,494,496
Total capital share transactions	169,953,936	58,329,363
Net increase (decrease) in net assets	(612,079,556)	758,065,379
Net assets:
Beginning of period	6,487,685,528	5,729,620,149
End of period	$5,875,605,972	$6,487,685,528
Undistributed net investment income included in net assets:
End of period	$3,025,020	$140,281,974

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TEMPLETON WORLD FUND

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Templeton Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of two separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton World Fund (Fund) is included in this report. The financial statements of the remaining fund in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined. Time deposits are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

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TEMPLETON WORLD FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At February 28, 2015, the Fund had no securities on loan.

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TEMPLETON WORLD FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of February 28, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded separately in the Statement of Operations. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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TEMPLETON WORLD FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest

At February 28, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	February 28, 2015		August 31, 2014
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	9,791,419	$178,855,537	26,102,399	$510,657,491
Shares issued in reinvestment of distributions	24,336,295	420,287,695	14,121,577	268,451,277
Shares redeemed	(23,780,469)	(433,436,367)	(39,928,591)	(783,138,564)
Net increase (decrease)	10,347,245	$165,706,865	295,385	$(4,029,796)
Class C Shares:
Shares sold	539,247	$9,363,662	1,256,460	$23,747,361
Shares issued in reinvestment of distributions	925,142	15,431,374	506,107	9,317,434
Shares redeemed	(1,189,524)	(20,708,889)	(1,417,063)	(26,796,899)
Net increase (decrease)	274,865	$4,086,147	345,504	$6,267,896
Class R6 Shares:
Shares sold	364,943	$6,485,364	1,630,392	$31,476,300
Shares issued in reinvestment of distributions	133,109	2,292,144	73,699	1,397,332
Shares redeemed	(270,938)	(4,924,549)	(318,920)	(6,276,865)
Net increase (decrease)	227,114	$3,852,959	1,385,171	$26,596,767
Advisor Class Shares:
Shares sold	1,956,373	$35,328,177	4,516,353	$88,130,065
Shares issued in reinvestment of distributions	1,079,933	18,607,249	593,105	11,251,196
Shares redeemed	(3,197,723)	(57,627,461)	(3,590,160)	(69,886,765)
Net increase (decrease)	(161,417)	$(3,692,035)	1,519,298	$29,494,496

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.705%	Up to and including $1 billion
0.690%	Over $1 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion

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TEMPLETON WORLD FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$185,223
CDSC retained	$8,645

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended February 28, 2015, the Fund paid transfer agent fees of $2,507,545 of which $1,273,527 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until December 31, 2015. There were no Class R6 transfer agent fees waived during the period ended February 28, 2015.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended February 28, 2015, there were no credits earned.

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TEMPLETON WORLD FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At August 31, 2014, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2016	$2,847,979
2017	2,023,740
Total capital loss carryforwards	$4,871,719	[a]

aCapital loss carryforwards were from the merged Templeton Global Long-Short Fund, which may be carried over to offset future capital gains, subject to certain limitations.

At February 28, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$4,725,789,526

Unrealized appreciation	$1,580,908,919
Unrealized depreciation	(440,870,244)
Net unrealized appreciation (depreciation)	$1,140,038,675

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2015, aggregated $460,553,600 and $607,798,253 respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended February 28, 2015, the Fund did not use the Global Credit Facility.

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TEMPLETON WORLD FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepay- ment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of February 28, 2015, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a,b]	$5,835,075,331	$—	$—	$5,835,075,331
Mortgage-Backed Securities	—	1,752,870	—	1,752,870
Short Term Investments	—	29,000,000	—	29,000,000
Total Investments in Securities	$5,835,075,331	$30,752,870	$—	$5,865,828,201

aIncludes common and preferred stocks. bFor detailed categories, see the accompanying Statement of Investments.

10. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations Selected Portfolio

ADR American Depositary Receipt
FHLMC Federal Home Loan Mortgage Corp.
IDR International Depositary Receipt

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Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter
Templeton World Fund

Investment Manager
Templeton Global Advisors Limited

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2015 Franklin Templeton Investments. All rights reserved.	102 S 04/15

Semiannual Report and Shareholder Letter

February 28, 2015

Templeton Foreign Fund

A series of Templeton Funds

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Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Shareholder Letter	1
Semiannual Report
Templeton Foreign Fund	3
Performance Summary	9
Your Fund’s Expenses	12
Financial Highlights and
Statement of Investments	14
Financial Statements	23
Notes to Financial Statements	27
Shareholder Information	35

Semiannual Report

Templeton Foreign Fund

This semiannual report for Templeton Foreign Fund covers the period ended February 28, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in equity securities of companies located outside the U.S., including developing markets. The Fund will invest, under normal market circumstances, at least 80% of its net assets in “foreign securities,” as defined in the prospectus.

Performance Overview

The Fund’s Class A shares had a -9.64% cumulative total return for the six months under review. In comparison, the MSCI Europe, Australasia, Far East (EAFE) Index, which measures global equity performance in developed countries excluding the U.S. and Canada, posted a -1.16% total return.1 The Fund’s long-term results are shown in the Performance Summary beginning on page 9. For the 10-year period ended February 28, 2015, The Fund’s Class A shares delivered a +63.57% cumulative total return, compared with the MSCI EAFE Index’s +67.93% cumulative total return for the same period.1 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Economic and Market Overview

The global economy overall expanded moderately during the six months under review even though economic activity in some countries slowed. As measured by the MSCI World

Index, stocks in global developed markets, led by the U.S., rose slightly during the six-month period amid a generally accommodative monetary policy environment, improving U.S. economic data and signs of improvement in Europe and Japan. During the period, oil prices plummeted mainly because of strong supply, and gold prices declined due to benign global inflation and a strong U.S. dollar.

U.S. economic growth trends were generally encouraging during the period, although economic expansion moderated in 2014’s fourth quarter. The U.S. Federal Reserve Board (Fed) ended its bond buying program in October 2014, based on its view that underlying economic strength could support ongoing progress in labor market conditions. The Fed stated that it could be patient with regard to raising interest rates and that it would consider inflationary pressures, labor market conditions, and financial and international developments in determining its next course of action. In February, Fed Chair Janet Yellen asserted that any change to the Fed’s future policy guidance would not necessarily mean an immediate rate hike, but the Fed would have the flexibility to decide on rates on a meeting-by-meeting basis.

1. Source: Morningstar. As of 2/28/15, the Fund’s Class A 10-year average annual total return not including the maximum sales charge was +5.04%, compared with the
MSCI EAFE Index’s 10-year average annual total return of +5.32%.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 19.

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Outside the U.S., the U.K. economy grew relatively well, supported by the services and manufacturing sectors. In the eurozone, the economy showed signs of improvement as the gross domestic product growth rate picked up in the third and fourth quarters of 2014, led by Germany, the region’s largest economy. In addition to maintaining a low benchmark interest rate and a negative bank deposit rate, the European Central Bank (ECB) implemented a major asset purchase program to boost inflation and stimulate the economy. Although the region benefited from lower oil prices, a weaker euro that supported exports and the ECB’s accommodative policy, it continued to face headwinds such as deflationary pressures and the crisis in Ukraine. Japan slid into recession in the third quarter, prompting the Bank of Japan to broaden its stimulus measures amid weak domestic demand and lower inflation resulting from falling crude oil prices. In December, Japan’s ruling coalition was reelected and announced a new stimulus package to revive economic growth. The country exited recession in the fourth quarter, supported largely by exports, while growth in domestic consumption and capital spending remained relatively soft.

In several emerging markets, economic growth generally moderated. Although Brazil exited recession as government spending drove third-quarter economic growth, it continued to face headwinds such as lower commodity prices and a severe drought. Emerging market equities, as measured by the MSCI Emerging Markets Index, fell during the six-month period, pressured by concerns about global economic growth, the future course of U.S. monetary policy and Greece’s debt negotiations. Also weighing on investor sentiment was a sharp decline in crude oil prices, which pressured several oil-producing countries’ financial positions and currencies. However, China’s fiscal and monetary stimulus measures, the ECB’s monetary easing and the Fed’s accommodative policy provided investors with some optimism. Central bank actions varied across emerging markets. Some central banks raised interest rates in response to rising inflation and weakening currencies, while others lowered interest rates to promote economic growth. The People’s Bank of China cut its benchmark interest rate during the period to augment growth and curb deflationary risks. The Reserve Bank of India announced a surprise rate cut given signs of cooling inflation resulting largely from lower oil prices.

Investment Strategy

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. As we look internationally, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy. Before we make a purchase, we look at the company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

Manager’s Discussion

The six months under review presented challenges and opportunities for the Fund. To create some context for these difficulties, it is worth remembering that we have been living through a period of market extremes. Since the depths of the financial crisis, global central banks have cut rates hundreds of times. Many global government bonds outstanding yielded less than 1%, with some offering negative yields. Zero-interest-rate policies supported a majority of the world’s equity market capitalization. This raised the question: Is risk being efficiently priced when creditors are paying debtors to borrow their money? Turning to equity markets, most Wall Street strategists expected the Standard & Poor’s® 500 Index, which hit an all-time nominal high in the last week of 2014, to rise again in 2015. If they are proven right, this consensus outcome would mark the first time U.S. stocks have risen for seven consecutive calendar years. With U.S. stocks hitting new records on a regular basis, we believed international equity markets offered a number of attractively priced, overlooked value opportunities for long-term investors.

In our opinion, the conditions that led to these extremes made it difficult for value-oriented, active equity managers like us. Value as a style has been out of favor, and the benefits of active management — historically, stock selection and risk control — have had little effect in a market that has swung between “risk on” and “risk off,” with seemingly little care paid to individual companies’ underlying fundamentals. Although the Fund’s investors have enjoyed solid absolute gains since the depths of the global financial crisis, returns have been relatively muted compared with those of the benchmark.

Sir John Templeton once observed, “The four most dangerous words in investing are: ‘This time it’s different.’” Although this cycle had its distinct challenges, we would like to remind our shareholders that over time, prices of publicly traded securities have generally converged with the value of their underlying businesses. We remain convinced that the Fund is positioned to maximize long-term total returns. The following discussion provides a more granular view of some of the challenges and, more importantly, the opportunities that have been facing value investors.

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Top 10 Sectors/Industries
Based on Equity Securities
2/28/15
% of Total
Net Assets
Banks	13.2%
Pharmaceuticals	9.4%
Energy Equipment & Services	8.4%
Oil, Gas & Consumable Fuels	8.0%
Insurance	6.8%
Technology Hardware, Storage & Peripherals	5.5%
Capital Markets	4.4%
Automobiles	3.9%
Diversified Telecommunication Services	3.4%
Food & Staples Retailing	3.0%

One of the Fund’s biggest detractors on an absolute basis and relative to the benchmark MSCI EAFE Index during the review period was the energy sector.2 This sector was subjected to broadly based fears surrounding oversupply, deflationary pressures and global growth headwinds. However, instead of attempting to time the near-term direction and magnitude of complex global oil markets, we focused on the things we could analyze with a degree of confidence, namely, the long-term fundamental prospects of individual energy companies. In our analysis, select balance sheets were healthy, helping mitigate risk of a potentially protracted period of low oil prices. We were also encouraged by the material capital expenditure reductions under way in an industry that we believed has been consuming vast amounts of low-cost capital with little to show for it. Against this backdrop of improving capital allocation and relative financial stability, during the reporting period, global energy stocks traded at or near record-low multiples on most valuation metrics that historically mattered. Following a period of sustained pressure on energy sector fundamentals and, most recently, a major oil price correction, such historically low valuations suggested to us that a reversal might be on the horizon.

Among specific energy sector holdings, shares of Canadian oilfield services firm Trican Well Service suffered as the outlook for the North American pressure pumping market deteriorated.3 The company’s sensitivity to oil prices negatively impacted its stock, which traded near multi-year lows on several valuation metrics. We were encouraged by the progress Trican has made turning around its underperforming U.S. operations and believed the company should benefit from structurally higher levels of oil rig activity, which could have positive ramifications for longer term demand. We believed that Trican, with support from a decent balance sheet, depressed valuations and sound management, offered significant appreciation potential over a long-term investment horizon as oil markets normalize and the company benefits from its reputation for technical proficiency. Among oil producers, Brazilian oil major Petroleo Brasileiro3 (Petrobras) disappointed. Shares declined in value as the firm failed to report audited financials amid ongoing concerns about potential penalties, writedowns and ratings changes associated with a corruption investigation. The reelection of the incumbent Brazilian president — who was the chairwoman of Petrobras during the time of the alleged infractions — also weighed heavily on shares at the beginning of the period. Although additional risks remained given ongoing uncertainty, Petrobras appeared to us to be among the world’s cheapest major oil producers, with an attractive production portfolio and better-than-expected earnings from its refinery business as weak oil prices resulted in lower import duties. The company recently announced asset divestitures to help cut debt. However, we believed Petrobas remained a higher risk investment, and we will continue to monitor the situation closely.

Stock selection in the financials sector also detracted from relative performance, pressured by South Korean lender Hana Financial Group,3 which declined along with the rest of its regional banking peers after the Bank of Korea unexpectedly cut interest rates to 2%.4 Hana remained the cheapest major South Korean bank, and based on our analysis, stood to benefit over our long-term horizon from higher interest rates, more favorable regulations and the potential synergies stemming from the firm’s recent merger with Korea Exchange Bank. European banks also lagged, led lower by French lender BNP Paribas, which declined after a large fine by U.S. authorities impaired the firm’s excess capital position. This blow to confidence could diminish over time as investors refocus on the positive fundamental developments under way at the operating level. BNP began to show its operational diversity as its core domestic market (France, Belgium and Italy) retail banking business stabilized and retail businesses in Poland and Turkey returned to growth. Asset management, corporate banking and investment banking, which represented around half of overall revenues, also delivered solid results, and the firm benefited from growth in its Asian business. Management seemed to us to be implementing a sensible strategic plan with an improved cost focus and a number of promising growth initiatives.

2. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.
3. Not part of the index.
4. The financials sector comprises banks, capital markets, diversified financial services, insurance, and thrifts and mortgage finance in the SOI.

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Conversely, Asian financial holdings such as China Life Insurance,3 China’s largest insurer, and LIC Housing Finance,3 an Indian mortgage finance firm, appreciated, as did German securities exchange Deutsche Boerse. Overall, we were still finding opportunities we considered attractive in the international financials sector as low-valued firms continued to recapitalize and restructure to improve returns and enhance focus on core operations.

Stock selection and underweighted allocations in the consumer discretionary and industrials sectors also detracted from relative performance.5 In consumer discretionary, shares of South Korean auto manufacturer Hyundai Motor declined due to concerns about the strength of the South Korean won and a handful of other one-time issues such as a labor dispute that reduced output, a regulatory penalty related to efficiency claims, and a land acquisition that many viewed as expensive and unnecessary.3 Despite these headwinds, Hyundai provided confident earnings guidance and announced plans for a possible interim dividend in 2015. What we considered to be short-term issues left the stock trading at its lowest levels since the depths of the global financial crisis. However, our analysis suggested that a combination of capacity additions, volume improvements, cost reductions and better profit potential should support strong book value growth and eventual valuation-multiple expansion over our long-term investment horizon. Conversely, Japanese car-makers Toyota Motor and Nissan Motor finished among the Fund’s top 10 contributors on an absolute basis. From the industrials sector, shares of Japanese trading firm ITOCHU declined after the firm took a writedown related to U.S. shale gas operations. Despite such one-time issues (and the negative foreign exchange effect of a weaker Japanese yen for U.S. dollar investors), ITOCHU has benefited the Fund, and we continued to see scope for additional appreciation given the stock’s continued discount to our valuation estimates.

Top 10 Holdings
2/28/15
Company	% of Total
Sector/Industry, Country	Net Assets
Samsung Electronics Co. Ltd.	4.4%
Technology Hardware, Storage & Peripherals, South Korea
Tesco PLC	2.4%
Food & Staples Retailing, U.K.
BNP Paribas SA	2.1%
Banks, France
Hana Financial Group Inc.	2.0%
Banks, South Korea
Credit Suisse Group AG	1.9%
Capital Markets, Switzerland
KB Financial Group Inc.	1.9%
Banks, South Korea
Roche Holding AG	1.9%
Pharmaceuticals, Switzerland
Nissan Motor Co. Ltd.	1.8%
Automobiles, Japan
AXA SA	1.8%
Insurance, France
Teva Pharmaceutical Industries Ltd.	1.7%
Pharmaceuticals, Israel

Turning to contributors, our elimination of exposure to utilities contributed to performance relative to the MSCI EAFE Index at a time when the sector remained under pressure from a combination of excess power supply, weaker-than-expected demand growth and persistent regulatory challenges across different global markets. An underweighted materials position also benefited relative results.6 Irish building materials firm CRH delivered solid gains after agreeing to buy the assets that two rivals were required to divest as a regulatory condition to complete their merger. These geographically diverse assets generated strong revenues and earnings last year and should help CRH gain market share and transform into a major cement producer, in our view. We believed the deal would likely add quickly to CRH’s earnings and represented considerable value

5. The consumer discretionary sector comprises auto components, automobiles, multiline retail and specialty retail in the SOI. The industrials sector comprises aerospace and defense, airlines, commercial services and supplies, building products, construction and engineering, electrical equipment, industrial conglomerates, machinery, and trading companies and distributors in the SOI.
6. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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for long-term shareholders. More broadly in the materials sector, we maintained a modest weighting in metals and mining. Although the sector looked broadly attractive to us based on price-to-book ratios, we believed book values remained vulnerable to further writedowns given the magnitude of capital misallocation during the previous cycle when commodities experienced double-digit growth. Unlike oil, where supply and demand dynamics looked supportive and we expected the price to eventually recover to levels that encouraged continued investment, some of the major bulk commodities appeared structurally oversupplied in the wake of China’s once-in-a-generation, debt-financed investment binge. Conversely, we recognized that investor sentiment in the metals industry was negative, and we expected opportunities should eventually arise among mining companies with more attractive metals exposure and misunderstood or underappreciated fundamental strengths.

Top 10 Countries
Based on Equity Securities
2/28/15
% of Total
Net Assets
U.K.	18.9%
South Korea	13.0%
France	10.4%
Germany	8.1%
China	7.7%
Switzerland	7.0%
Japan	6.3%
Netherlands	6.0%
Canada	4.2%
Italy	2.9%

From a regional standpoint, an underweighting and stock selec-
tion in Japan and exposure to non-benchmark component South
Korea notably detracted, leading Asian holdings lower. We
continued to find what we considered attractive bottom-up
opportunities in South Korea despite concerns about currency strength and cyclical exposure. In our analysis, valuations

looked reasonable for a competitive, commodity-importing emerging market with accommodative monetary policy, a comfortable current account surplus and good exposure to U.S. and Asian growth. Although the Fund’s underweighted allocation in Europe benefited relative performance, stock selection detracted as Greece’s political drama and Russia’s conflict in Ukraine overshadowed the many positive reforms under way in the eurozone. At period-end, we maintained strong conviction in our European holdings due to the many bargains we uncovered in the region. European stocks looked cheap to us on numerous, meaningful, normalized valuation metrics. Valuation extremes have been occurring as European corporate earnings have finally begun to recover following their widest ever divergence from elevated U.S. profits. In our analysis, the region’s cyclical stocks were particularly attractive. Overall, we considered valuation levels deeply depressed for a diverse corporate sector composed of high-quality, globally relevant companies.

Elsewhere, our bottom-up analytical process helped us identify long-term investment opportunities we considered attractive across numerous regions and sectors. American economist and political thinker Herbert Stein once remarked, “If something cannot go on forever, it will stop.” As unsustainable market extremes normalize and price begins to converge with value over time, we remain confident in the Fund’s potential to extend its tradition of solid long-term investment returns.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended February 28, 2015, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

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Thank you for your continued participation in Templeton Foreign Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of February 28, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	2/28/15	8/31/14		Change
A (TEMFX)	$7.29	$8.58	-$	1.29
C (TEFTX)	$7.12	$8.35	-$	1.23
R (TEFRX)	$7.15	$8.42	-$	1.27
R6 (FTFGX)	$7.18	$8.49	-$	1.31
Advisor (TFFAX)	$7.19	$8.49	-$	1.30

Distributions (9/1/14–2/28/15)
	Dividend	Short-Term		Long-Term
Share Class	Income	Capital Gain		Capital Gain	Total
A	$0.2110	$0.0635		$0.1680	$0.4425
C	$0.1506	$0.0635		$0.1680	$0.3821
R	$0.1934	$0.0635		$0.1680	$0.4249
R6	$0.2483	$0.0635		$0.1680	$0.4798
Advisor	$0.2334	$0.0635		$0.1680	$0.4649

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PERFORMANCE SUMMARY

Performance as of 2/28/15

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;
Class R/R6/Advisor Class: no sales charges.

							Average Annual
		Cumulative		Average Annual	Value of $10,000		Total Return	Total Annual
Share Class		Total Return[1]		Total Return[2]	Investment[3]		(3/31/15)[4]	Operating Expenses[5]
A								1.16%
6-Month		-9.64%		-14.80%	$8,520
1-Year		-7.59%		-12.89%	$8,711		-12.50%
5-Year	+	41.42%	+	5.90%	$13,322	+	4.69%
10-Year	+	63.57%	+	4.42%	$15,413	+	4.68%
C								1.91%
6-Month		-9.95%		-10.81%	$8,919
1-Year		-8.19%		-9.06%	$9,094		-8.86%
5-Year	+	36.19%	+	6.37%	$13,619	+	5.12%
10-Year	+	51.70%	+	4.26%	$15,170	+	4.51%
R								1.41%
6-Month		-9.82%		-9.82%	$9,018
1-Year		-7.85%		-7.85%	$9,215		-7.51%
5-Year	+	39.55%	+	6.89%	$13,955	+	5.64%
10-Year	+	59.29%	+	4.77%	$15,929	+	5.04%
R6[6]								0.72%
6-Month		-9.52%		-9.52%	$9,048
1-Year		-7.23%		-7.23%	$9,277		-6.76%
Since Inception (5/1/13)	+	13.33%	+	7.08%	$11,333	+	6.83%
Advisor								0.91%
6-Month		-9.58%		-9.58%	$9,042
1-Year		-7.29%		-7.29%	$9,271		-7.06%
5-Year	+	43.28%	+	7.46%	$14,328	+	6.17%
10-Year	+	67.49%	+	5.29%	$16,749	+	5.57%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. In addition, smaller company stocks have historically experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager's investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Class R6 has a fee waiver contractually guaranteed through at least the Fund’s current fiscal year-end. Investment results reflect the fee waiver, to the extent applicable;
without this reduction, the results would have been lower.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 9/1/14	Value 2/28/15	Period* 9/1/14–2/28/15
A
Actual	$1,000	$903.60	$5.52
Hypothetical (5% return before expenses)	$1,000	$1,018.99	$5.86
C
Actual	$1,000	$900.50	$9.05
Hypothetical (5% return before expenses)	$1,000	$1,015.27	$9.59
R
Actual	$1,000	$901.80	$6.70
Hypothetical (5% return before expenses)	$1,000	$1,017.75	$7.10
R6
Actual	$1,000	$904.80	$3.40
Hypothetical (5% return before expenses)	$1,000	$1,021.22	$3.61
Advisor
Actual	$1,000	$904.20	$4.34
Hypothetical (5% return before expenses)	$1,000	$1,020.23	$4.61
*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.17%; C: 1.92%; R: 1.42%; R6: 0.72%;
and Advisor: 0.92%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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Financial Highlights
	Six Months Ended
	February 28, 2015		Year Ended August 31,
	(unaudited)	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$8.58	$7.67	$6.26	$6.57	$6.01	$6.20
Income from investment operations[a]:
Net investment income[b]	0.02	0.20 [c]	0.12	0.14	0.14	0.10
Net realized and unrealized gains (losses)	(0.87)	1.12	1.44	(0.28)	0.54	(0.19)
Total from investment operations	(0.85)	1.32	1.56	(0.14)	0.68	(0.09)
Less distributions from:
Net investment income	(0.21)	(0.11)	(0.15)	(0.17)	(0.12)	(0.10)
Net realized gains	(0.23)	(0.30)	—	—	—	—
Total distributions	(0.44)	(0.41)	(0.15)	(0.17)	(0.12)	(0.10)
Net asset value, end of period	$7.29	$8.58	$7.67	$6.26	$6.57	$6.01

Total return[d]	(9.64)%	17.61%	25.17%	(1.94)%	11.30%	(1.61)%

Ratios to average net assets[e]
Expenses	1.17%[f]	1.16%	1.19%[g]	1.21%[g]	1.17%[g]	1.19%[g]
Net investment income	0.47%	2.39%[c]	1.72%	2.29%	1.97%	1.61%

Supplemental data
Net assets, end of period (000’s)	$4,587,645	$4,524,854	$3,904,719	$3,418,240	$3,775,303	$3,636,256
Portfolio turnover rate	17.73%	30.82%	32.05%	20.17%	34.97%	16.09%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.07 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would been 1.57%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction and reimbursement rounds to less than 0.01%.

14 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON FOREIGN FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	February 28, 2015		Year Ended August 31,
	(unaudited)	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$8.35	$7.48	$6.11	$6.40	$5.86	$6.05
Income from investment operations[a]:
Net investment income (loss)[b]	(0.01)	0.13 [c]	0.07	0.09	0.08	0.05
Net realized and unrealized gains (losses)	(0.84)	1.10	1.40	(0.27)	0.53	(0.19)
Total from investment operations	(0.85)	1.23	1.47	(0.18)	0.61	(0.14)
Less distributions from:
Net investment income	(0.15)	(0.06)	(0.10)	(0.11)	(0.07)	(0.05)
Net realized gains	(0.23)	(0.30)	—	—	—	—
Total distributions	(0.38)	(0.36)	(0.10)	(0.11)	(0.07)	(0.05)
Net asset value, end of period	$7.12	$8.35	$7.48	$6.11	$6.40	$5.86

Total return[d]	(9.95)%	16.72%	24.21%	(2.62)%	10.42%	(2.30)%

Ratios to average net assets[e]
Expenses	1.92%[f]	1.91%	1.94%[g]	1.96%[g]	1.92%[g]	1.94%[g]
Net investment income (loss)	(0.28)%	1.64%[c]	0.97%	1.54%	1.22%	0.86%

Supplemental data
Net assets, end of period (000’s)	$525,908	$617,421	$517,468	$459,838	$555,999	$575,258
Portfolio turnover rate	17.73%	30.82%	32.05%	20.17%	34.97%	16.09%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.07 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would been (0.82)%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction and reimbursement rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 15

TEMPLETON FOREIGN FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	February 28, 2015		Year Ended August 31,
	(unaudited)	2014	2013	2012	2011	2010
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$8.42	$7.54	$6.16	$6.46	$5.92	$6.11
Income from investment operations[a]:
Net investment income[b]	0.01	0.18 [c]	0.10	0.13	0.12	0.09
Net realized and unrealized gains (losses)	(0.86)	1.09	1.41	(0.28)	0.53	(0.20)
Total from investment operations	(0.85)	1.27	1.51	(0.15)	0.65	(0.11)
Less distributions from:
Net investment income	(0.19)	(0.09)	(0.13)	(0.15)	(0.11)	(0.08)
Net realized gains	(0.23)	(0.30)	—	—	—	—
Total distributions	(0.42)	(0.39)	(0.13)	(0.15)	(0.11)	(0.08)
Net asset value, end of period	$7.15	$8.42	$7.54	$6.16	$6.46	$5.92

Total return[d]	(9.82)%	17.22%	24.81%	(2.07)%	10.91%	(1.83)%

Ratios to average net assets[e]
Expenses	1.42%[f]	1.41%	1.44%[g]	1.46%[g]	1.42%[g]	1.44%[g]
Net investment income	0.22%	2.14%[c]	1.47%	2.04%	1.72%	1.36%

Supplemental data
Net assets, end of period (000’s)	$188,603	$207,738	$172,393	$149,061	$139,600	$121,834
Portfolio turnover rate	17.73%	30.82%	32.05%	20.17%	34.97%	16.09%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.07 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would been 1.32%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction and reimbursement rounds to less than 0.01%.

16 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON FOREIGN FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	February 28, 2015	Year Ended August 31,
	(unaudited)	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$8.49	$7.59	$7.16
Income from investment operations[b]:
Net investment income[c]	0.03	0.25 [d]	0.08
Net realized and unrealized gains (losses)	(0.86)	1.10	0.35
Total from investment operations	(0.83)	1.35	0.43
Less distributions from:
Net investment income	(0.25)	(0.15)	—
Net realized gains	(0.23)	(0.30)	—
Total distributions	(0.48)	(0.45)	—
Net asset value, end of period	$7.18	$8.49	$7.59

Total return[e]	(9.52)%	18.16%	6.01%

Ratios to average net assets[f]
Expenses	0.72%[g]	0.72%	0.74%
Net investment income	0.92%	2.83%[d]	2.17%

Supplemental data
Net assets, end of period (000’s)	$665,676	$666,249	$366,042
Portfolio turnover rate	17.73%	30.82%	32.05%

aFor the period May 1, 2013 (effective date) to August 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.07 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.01%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 17

TEMPLETON FOREIGN FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	February 28, 2015		Year Ended August 31,
	(unaudited)	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$8.49	$7.59	$6.20	$6.51	$5.95	$6.14
Income from investment operations[a]:
Net investment income[b]	0.03	0.22 [c]	0.13	0.16	0.16	0.11
Net realized and unrealized gains (losses)	(0.87)	1.11	1.43	(0.28)	0.54	(0.19)
Total from investment operations	(0.84)	1.33	1.56	(0.12)	0.70	(0.08)
Less distributions from:
Net investment income	(0.23)	(0.13)	(0.17)	(0.19)	(0.14)	(0.11)
Net realized gains	(0.23)	(0.30)	—	—	—	—
Total distributions	(0.46)	(0.43)	(0.17)	(0.19)	(0.14)	(0.11)
Net asset value, end of period	$7.19	$8.49	$7.59	$6.20	$6.51	$5.95

Total return[d]	(9.58)%	17.93%	25.39%	(1.49)%	11.53%	(1.41)%

Ratios to average net assets[e]
Expenses	0.92%[f]	0.91%	0.94%[g]	0.96%[g]	0.92%[g]	0.94%[g]
Net investment income	0.72%	2.64%[c]	1.97%	2.54%	2.22%	1.86%

Supplemental data
Net assets, end of period (000’s)	$1,437,982	$1,727,057	$1,340,444	$1,430,480	$1,169,727	$868,166
Portfolio turnover rate	17.73%	30.82%	32.05%	20.17%	34.97%	16.09%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.07 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would been 1.82%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction and reimbursement rounds to less than 0.01%.

18 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

		TEMPLETON FOREIGN FUND

Statement of Investments, February 28, 2015 (unaudited)
	Industry	Shares	Value

Common Stocks 98.5%
Belgium 0.6%
UCB SA	Pharmaceuticals	529,800	$40,528,278
Brazil 0.6%
BM&F BOVESPA SA	Diversified Financial Services	12,758,560	45,120,092
Canada 4.2%
Cenovus Energy Inc.	Oil, Gas & Consumable Fuels	4,143,470	71,516,882
Ensign Energy Services Inc.	Energy Equipment & Services	4,529,930	33,710,770
HudBay Minerals Inc.	Metals & Mining	7,882,080	68,748,237
Precision Drilling Corp.	Energy Equipment & Services	3,526,511	21,474,553
Suncor Energy Inc.	Oil, Gas & Consumable Fuels	2,971,420	89,235,330
Trican Well Service Ltd.	Energy Equipment & Services	7,331,010	25,694,026
			310,379,798
China 7.7%
China Agri-Industries Holdings Ltd.	Food Products	41,731,000	16,787,421
China Life Insurance Co. Ltd., H	Insurance	19,747,000	84,657,098
China Mobile Ltd.	Wireless Telecommunication Services	5,329,810	72,636,902
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	167,252,382	108,039,019
Digital China Holdings Ltd.	Electronic Equipment, Instruments & Components	24,925,250	24,263,703
Kunlun Energy Co. Ltd.	Oil, Gas & Consumable Fuels	24,986,930	24,645,914
Shanghai Pharmaceuticals Holding Co. Ltd., H	Health Care Providers & Services	21,370,600	44,692,862
Sinopec Engineering Group Co. Ltd.	Construction & Engineering	52,364,400	42,433,808
Sinopharm Group Co.	Health Care Providers & Services	16,074,000	56,164,753
Springland International Holdings Ltd.	Multiline Retail	18,444,100	5,778,756
[a,b]Trina Solar Ltd., ADR	Semiconductors & Semiconductor Equipment	8,757,119	91,687,036
			571,787,272
France 10.4%
AXA SA	Insurance	5,381,142	136,652,200
BNP Paribas SA	Banks	2,664,643	155,346,355
Cie Generale des Etablissements Michelin, B	Auto Components	881,330	84,809,338
Compagnie de Saint-Gobain	Building Products	1,528,680	68,838,004
Sanofi	Pharmaceuticals	1,044,725	102,543,765
Societe Generale SA	Banks	687,386	31,784,554
Technip SA	Energy Equipment & Services	1,813,490	118,166,683
Total SA, B	Oil, Gas & Consumable Fuels	1,332,660	71,943,129
			770,084,028
Germany 8.1%
Bayer AG	Pharmaceuticals	625,790	92,485,725
Deutsche Boerse AG	Diversified Financial Services	1,222,080	99,709,111
Deutsche Lufthansa AG	Airlines	3,760,140	55,129,365
Gerresheimer AG	Life Sciences Tools & Services	760,130	43,787,457
[a]Kloeckner & Co. SE	Trading Companies & Distributors	1,695,140	17,632,582
Merck KGaA	Pharmaceuticals	761,604	78,590,095
Metro AG	Food & Staples Retailing	1,351,254	45,241,154
[a]MorphoSys AG	Life Sciences Tools & Services	375,890	31,333,443
Muenchener Rueckversicherungs-
Gesellschaft AG	Insurance	267,702	55,578,038
Siemens AG	Industrial Conglomerates	695,382	77,687,061
			597,174,031

franklintempleton.com

Semiannual Report | 19

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares	Value
Common Stocks (continued)
Hong Kong 2.4%
First Pacific Co. Ltd.	Diversified Financial Services	18,261,500	$18,553,817
[a]GCL-Poly Energy Holdings Ltd.	Semiconductors & Semiconductor Equipment	455,645,580	109,859,940
Kingboard Chemical Holdings Ltd.	Electronic Equipment,
	Instruments & Components	27,361,904	47,415,047
			175,828,804
India 0.6%
Jain Irrigation Systems Ltd.	Machinery	12,128,940	14,123,799
LIC Housing Finance Ltd.	Thrifts & Mortgage Finance	4,173,484	33,521,810
			47,645,609
Ireland 0.9%
CRH PLC (EUR Traded)	Construction Materials	1,802,670	51,074,232
CRH PLC (GBP Traded)	Construction Materials	584,740	16,518,734
			67,592,966
Israel 1.7%
Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	2,148,400	122,501,768
Italy 2.9%
Eni SpA	Oil, Gas & Consumable Fuels	4,133,610	77,167,286
[a]Saipem SpA	Energy Equipment & Services	2,694,230	27,696,284
UniCredit SpA	Banks	16,614,987	110,550,203
			215,413,773
Japan 6.3%
CANON Inc.	Technology Hardware, Storage & Peripherals	1,568,100	50,980,947
Capcom Co. Ltd.	Software	2,564,860	45,327,822
ITOCHU Corp.	Trading Companies & Distributors	8,403,290	94,134,832
Konica Minolta Inc.	Technology Hardware, Storage & Peripherals	2,681,700	27,350,560
Nissan Motor Co. Ltd.	Automobiles	12,948,070	136,819,599
Toyota Motor Corp.	Automobiles	1,669,680	112,544,975
			467,158,735
Netherlands 6.0%
Aegon NV	Insurance	13,824,105	107,065,807
Akzo Nobel NV	Chemicals	976,170	72,543,953
[a]ING Groep NV, IDR	Banks	5,505,258	82,286,625
[a]QIAGEN NV	Life Sciences Tools & Services	3,281,620	82,545,931
[a]SBM Offshore NV	Energy Equipment & Services	8,608,424	101,162,750
			445,605,066
Norway 0.8%
Telenor ASA	Diversified Telecommunication Services	2,951,546	59,264,433
Russia 0.5%
LUKOIL Holdings, ADR
(London Stock Exchange)	Oil, Gas & Consumable Fuels	557,810	26,998,004
Mobile TeleSystems, ADR	Wireless Telecommunication Services	868,900	8,602,110
			35,600,114
Singapore 0.7%
United Overseas Bank Ltd.	Banks	2,929,870	49,599,780

20 | Semiannual Report

franklintempleton.com

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares	Value
Common Stocks (continued)
South Korea 13.0%
Daewoo International Corp.	Trading Companies & Distributors	1,464,240	$38,563,777
Hana Financial Group Inc.	Banks	5,529,380	151,151,418
Hyundai Mobis Co. Ltd.	Auto Components	362,930	82,236,139
Hyundai Motor Co.	Automobiles	276,890	40,360,041
KB Financial Group Inc.	Banks	4,069,207	144,126,448
[a]KIWOOM Securities Co. Ltd.	Capital Markets	615,100	35,081,218
[a]Korea Investment Holdings Co. Ltd.	Capital Markets	1,125,960	55,832,220
POSCO	Metals & Mining	364,570	88,567,423
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	263,964	325,307,324
			961,226,008
Spain 1.1%
Telefonica SA	Diversified Telecommunication Services	5,351,265	83,219,037
Sweden 0.9%
Getinge AB, B	Health Care Equipment & Supplies	2,431,635	67,241,138
Switzerland 7.0%
ABB Ltd.	Electrical Equipment	2,638,020	56,602,150
[a]Basilea Pharmaceutica AG	Biotechnology	227,050	28,944,051
Credit Suisse Group AG	Capital Markets	5,912,129	144,345,023
GAM Holding Ltd.	Capital Markets	1,909,580	37,265,962
Lonza Group AG	Life Sciences Tools & Services	394,580	48,644,581
[a]Meyer Burger Technology AG	Machinery	3,451,000	25,345,714
Roche Holding AG	Pharmaceuticals	525,150	142,596,601
Swiss Re AG	Insurance	398,773	36,672,388
			520,416,470
Thailand 0.5%
Bangkok Bank PCL, fgn.	Banks	6,170,400	34,894,413
Turkmenistan 0.5%
Dragon Oil PLC	Oil, Gas & Consumable Fuels	4,638,740	38,632,637
United Kingdom 18.9%
Aberdeen Asset Management PLC	Capital Markets	7,898,780	57,138,019
Aviva PLC	Insurance	9,822,284	81,726,731
BAE Systems PLC	Aerospace & Defense	10,465,340	85,946,432
Barclays PLC	Banks	16,412,680	65,088,833
BP PLC	Oil, Gas & Consumable Fuels	12,055,590	83,383,060
Carillion PLC	Construction & Engineering	10,602,120	59,083,035
GlaxoSmithKline PLC	Pharmaceuticals	4,872,004	115,934,860
HSBC Holdings PLC	Banks	10,572,730	94,221,839
Kingfisher PLC	Specialty Retail	17,769,014	100,229,312
Marks & Spencer Group PLC	Multiline Retail	14,125,645	110,010,044
Petrofac Ltd.	Energy Equipment & Services	8,198,810	111,313,937
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	2,741,440	93,335,893
Serco Group PLC	Commercial Services & Supplies	3,648,372	12,525,549
Standard Chartered PLC	Banks	4,030,230	61,654,725
Subsea 7 SA	Energy Equipment & Services	2,093,306	20,769,907
Tesco PLC	Food & Staples Retailing	47,630,390	180,435,328
Vodafone Group PLC	Wireless Telecommunication Services	19,925,865	69,024,444
			1,401,821,948

franklintempleton.com

Semiannual Report | 21

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares	Value
Common Stocks (continued)
United States 2.2%
Halliburton Co.	Energy Equipment & Services	2,274,310	$97,658,871
Noble Corp. PLC	Energy Equipment & Services	3,747,957	62,366,005
Paragon Offshore PLC	Energy Equipment & Services	632,382	1,302,707
			161,327,583
Total Common Stocks
(Cost $7,127,157,976)			7,290,063,781
Preferred Stocks (Cost $35,494,411) 0.2%
Brazil 0.2%
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	2,614,150	17,540,946
Total Investments before
Short Term Investments
(Cost $7,162,652,387)			7,307,604,727

	Principal Amount*
Short Term Investments 1.2%
Time Deposits 1.1%
Canada 1.1%
Bank of Montreal, 0.03%, 3/02/15		22,000,000	22,000,000
National Bank of Canada, 0.04%, 3/02/15		22,000,000	22,000,000
Royal Bank of Canada, 0.05%, 3/02/15		42,000,000	42,000,000
Total Time Deposits
(Cost $86,000,000)			86,000,000
Total Investments before
Money Market Funds
(Cost $7,248,652,387)			7,393,604,727

		Shares
[c]Investments from Cash Collateral
Received for Loaned Securities
(Cost $5,764,505) 0.1%
Money Market Funds 0.1%
United States 0.1%
[a,d]Institutional Fiduciary Trust Money Market
Portfolio		5,764,505	5,764,505
Total Investments
(Cost $7,254,416,892) 99.9%			7,399,369,232
Other Assets, less Liabilities 0.1%			6,442,969
Net Assets 100.0%			$7,405,812,201

See Abbreviations on page 34.

*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bA portion or all of the security is on loan at February 28, 2015. See Note 1(c).
cSee Note 1(c) regarding securities on loan.
dSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

22 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON FOREIGN FUND

Financial Statements

Statement of Assets and Liabilities
February 28, 2015 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$7,248,652,387
Cost - Sweep Money Fund (Note 3f)	5,764,505
Total cost of investments	$7,254,416,892
Value - Unaffiliated issuers	$7,393,604,727
Value - Sweep Money Fund (Note 3f)	5,764,505
Total value of investments (includes securities loaned in the amount of $5,614,360)	7,399,369,232
Cash	21,518,991
Receivables:
Capital shares sold	10,741,049
Dividends and interest	20,137,781
Other assets	4,597
Total assets	7,451,771,650
Liabilities:
Payables:
Investment securities purchased	20,856,419
Capital shares redeemed	11,148,768
Management fees	3,838,035
Distribution fees	1,332,588
Transfer agent fees	2,663,025
Payable upon return of securities loaned	5,764,505
Deferred tax	46,137
Accrued expenses and other liabilities	309,972
Total liabilities	45,959,449
Net assets, at value	$7,405,812,201
Net assets consist of:
Paid-in capital	$7,376,379,058
Distributions in excess of net investment income	(7,349,212)
Net unrealized appreciation (depreciation)	144,502,352
Accumulated net realized gain (loss)	(107,719,997)
Net assets, at value	$7,405,812,201

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 23

TEMPLETON FOREIGN FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
February 28, 2015 (unaudited)

Class A:
Net assets, at value	$4,587,644,658
Shares outstanding	629,608,703
Net asset value per share[a]	$7.29
Maximum offering price per share (net asset value per share ÷ 94.25%)	$7.73
Class C:
Net assets, at value	$525,907,697
Shares outstanding	73,883,722
Net asset value and maximum offering price per share[a]	$7.12
Class R:
Net assets, at value	$188,602,535
Shares outstanding	26,362,515
Net asset value and maximum offering price per share	$7.15
Class R6:
Net assets, at value	$665,675,728
Shares outstanding	92,654,170
Net asset value and maximum offering price per share	$7.18
Advisor Class:
Net assets, at value	$1,437,981,583
Shares outstanding	200,038,876
Net asset value and maximum offering price per share	$7.19

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
24 | Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON FOREIGN FUND
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended February 28, 2015 (unaudited)

Investment income:
Dividends (net of foreign taxes of $5,593,554)	$56,767,214
Interest	46,566
Income from securities loaned	219,346
Total investment income	57,033,126
Expenses:
Management fees (Note 3a)	24,023,893
Distribution fees: (Note 3c)
Class A	5,184,601
Class C	2,693,718
Class R	466,734
Transfer agent fees: (Note 3e)
Class A	4,126,930
Class C	535,223
Class R	185,624
Class R6	1,880
Advisor Class	1,474,987
Custodian fees (Note 4)	480,052
Reports to shareholders	259,227
Registration and filing fees	109,944
Professional fees	64,290
Trustees’ fees and expenses	60,137
Other	61,213
Total expenses	39,728,453
Expenses waived/paid by affiliates (Note 3f)	(196)
Net expenses	39,728,257
Net investment income	17,304,869
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (net of foreign taxes of $395,223)	33,845,861
Foreign currency transactions	(2,362,563)
Net realized gain (loss)	31,483,298
Net change in unrealized appreciation (depreciation) on:
Investments	(762,351,296)
Translation of other assets and liabilities denominated in foreign currencies	(224,667)
Change in deferred taxes on unrealized appreciation	1,405,289
Net change in unrealized appreciation (depreciation)	(761,170,674)
Net realized and unrealized gain (loss)	(729,687,376)
Net increase (decrease) in net assets resulting from operations	$(712,382,507)

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 25

TEMPLETON FOREIGN FUND
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	February 28, 2015	Year Ended
	(unaudited)	August 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$17,304,869	$177,064,516
Net realized gain (loss) from investments and foreign currency transactions	31,483,298	139,539,284
Net change in unrealized appreciation (depreciation) on investments, translation of other assets
and liabilities denominated in foreign currencies and deferred taxes	(761,170,674)	810,538,733
Net increase (decrease) in net assets resulting from operations	(712,382,507)	1,127,142,533
Distributions to shareholders from:
Net investment income:
Class A	(108,951,279)	(58,100,684)
Class C	(10,869,738)	(4,210,159)
Class R	(4,775,729)	(2,101,235)
Class R6	(20,887,052)	(8,190,270)
Advisor Class	(45,477,034)	(23,941,969)
Net realized gains:
Class A	(119,556,238)	(154,490,972)
Class C	(16,708,776)	(21,424,495)
Class R	(5,716,552)	(6,760,690)
Class R6	(19,473,832)	(16,701,511)
Advisor Class	(45,106,718)	(54,864,648)
Total distributions to shareholders	(397,522,948)	(350,786,633)
Capital share transactions: (Note 2)
Class A	687,734,558	142,886,859
Class C	(1,624,784)	38,140,900
Class R	11,733,633	14,559,151
Class R6	106,133,000	248,921,451
Advisor Class	(31,577,761)	221,388,008
Total capital share transactions	772,398,646	665,896,369
Net increase (decrease) in net assets	(337,506,809)	1,442,252,269
Net assets:
Beginning of period	7,743,319,010	6,301,066,741
End of period	$7,405,812,201	$7,743,319,010
Undistributed net investment income
(distributions in excess of net investment income) included in net assets:
End of period	$(7,349,212)	$166,306,751

26 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON FOREIGN FUND

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Templeton Foreign Fund (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end management investment company, consisting of two separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Foreign Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing NAV.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Time deposits are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

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Semiannual Report | 27

TEMPLETON FOREIGN FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The total cash collateral received at period end was $5,764,505. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

28 | Semiannual Report

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TEMPLETON FOREIGN FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of February 28, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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Semiannual Report | 29

TEMPLETON FOREIGN FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest

At February 28, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares

	Six Months Ended		Year Ended
	February 28, 2015		August 31, 2014
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	143,625,699	$1,010,864,940	107,425,703	$899,780,054
Shares issued in reinvestment of distributions	29,695,406	206,976,689	23,668,938	191,481,652
Shares redeemed	(71,221,632)	(530,107,071)	(112,750,122)	(948,374,847)
Net increase (decrease)	102,099,473	$687,734,558	18,344,519	$142,886,859
Class C Shares:
Shares sold	4,692,818	$34,171,872	12,331,670	$100,675,640
Shares issued in reinvestment of distributions	3,442,598	23,478,518	2,765,434	21,902,241
Shares redeemed	(8,183,240)	(59,275,174)	(10,333,548)	(84,436,981)
Net increase (decrease)	(47,824)	$(1,624,784)	4,763,556	$38,140,900
Class R Shares:
Shares sold	4,332,230	$31,696,421	7,010,920	$57,696,222
Shares issued in reinvestment of distributions	1,435,562	9,833,597	1,040,997	8,286,336
Shares redeemed	(4,074,725)	(29,796,385)	(6,259,421)	(51,423,407)
Net increase (decrease)	1,693,067	$11,733,633	1,792,496	$14,559,151
Class R6 Shares:
Shares sold	18,393,057	$141,477,498	30,906,509	$254,985,482
Shares issued in reinvestment of distributions	5,874,947	40,360,883	3,119,271	24,891,780
Shares redeemed	(10,088,720)	(75,705,381)	(3,756,040)	(30,955,811)
Net increase (decrease)	14,179,284	$106,133,000	30,269,740	$248,921,451
Advisor Class Shares:
Shares sold	32,666,087	$241,424,398	81,784,917	$679,248,228
Shares issued in reinvestment of distributions	11,318,646	77,759,100	8,541,417	68,245,926
Shares redeemed	(47,479,791)	(350,761,259)	(63,441,380)	(526,106,146)
Net increase (decrease)	(3,495,058)	$(31,577,761)	26,884,954	$221,388,008

3. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton
Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:
Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

30 | Semiannual Report franklintempleton.com

TEMPLETON FOREIGN FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.705%	Up to and including $1 billion
0.690%	Over $1 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	Over $20 billion, up to and including $25 billion
0.605%	Over $25 billion, up to and including $30 billion
0.595%	Over $30 billion, up to and including $35 billion
0.585%	In excess of $35 billion

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$494,811
CDSC retained	$53,916

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Semiannual Report | 31

TEMPLETON FOREIGN FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended February 28, 2015, the Fund paid transfer agent fees of $6,324,644, of which $2,557,915 was retained by Investor Services.

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund.

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until December 31, 2015. There were no Class R6 transfer agent fees waived during the period ended February 28, 2015.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended February 28, 2015, there were no credits earned.

5. Income Taxes

At February 28, 2015, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$7,281,935,837

Unrealized appreciation	$855,302,562
Unrealized depreciation	(737,869,167)
Net unrealized appreciation (depreciation)	$117,433,395

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2015, aggregated $1,784,873,290 and $1,230,552,061, respectively

7. Concentration of Credit Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

32 | Semiannual Report

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TEMPLETON FOREIGN FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended February 28, 2015, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of February 28, 2015, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments[a,b]	$7,307,604,727	$—	$—	$7,307,604,727
Short Term Investments	—	91,764,505	—	91,764,505
Total Investments in Securities	$7,307,604,727	$91,764,505	$—	$7,399,369,232

[a]Includes common and preferred stocks as well as other equity investments.
[b]For detailed categories, see the accompanying Statement of Investments.

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TEMPLETON FOREIGN FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Currency		Selected Portfolio
EUR	Euro	ADR	American Depositary Receipt
GBP	British Pound	IDR	International Depositary Receipt

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TEMPLETON FOREIGN FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter
Templeton Foreign Fund

Investment Manager
Templeton Global Advisors Limited

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
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Shareholder Services
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© 2015 Franklin Templeton Investments. All rights reserved.	104 S 04/15

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.       N/A

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.  N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.        N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON FUNDS

By /s/LAURA F. FERGERSON_________

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  April 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON_________

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  April 24, 2015

By /s/MARK H. OTANI_____________

      Mark H. Otani

      Chief Financial Officer and Chief Accounting Officer

Date  April 24, 2015